UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

450 Wireless Blvd.,  Hauppauge, NY    11788

(Address of principal executive offices)

(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

3/31

Date of reporting period: 9/30/08

Item 1.  Reports to Stockholders.

ROANOKE SMALL-CAP GROWTH FUND

CLASS R SHARES

CLASS I SHARES

SEMI-ANNUAL REPORT

SEPTEMBER 30, 2008

1-877-824-3406

www.roanokesmallcapfund.com

This report and the financial statements contained herein are submitted for general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Roanoke Small-Cap Growth Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Roanoke Small-Cap Growth Fund

Letter to Shareholders

Performance Review

The Roanoke Small-Cap Growth Fund produced disappointing performance for the six months ended September 30, 2008, falling 17% versus a 2.8% drop in the Russell 2000 Growth Index. A sharp reversal in our energy package and weakness in technology, consumer discretionary and healthcare names pressured returns during the period.

While the equity markets have been volatile, we continue to believe that well-managed companies capable of sustaining growth over the long-term will outperform. Your largest positions are in companies possessing extremely attractive long-term growth prospects, in our opinion.

Activision Blizzard is a leading consumer software developer and has been on the cutting edge of new game introductions for the past several cycles. The company generates significant free cash flow and has an envious balance sheet featuring nearly $1 billion in cash and investments and no long-term debt. We believe the company is poised to deliver earnings growth in excess of 20% over the next three to five years. The shares are expensive, trading at 30 times our CY 2009 forecast but we think the franchise is worth it and we believe that consensus earnings estimates are overly conservative. The recent combination with Vivendi’s Blizzard division creates a consumer software juggernaut that is likely to gain market share during this period of uncertainty.

Catalyst Health (formerly HealthExtras) is a leader in the pharmacy benefit management (PBM) segment. The company’s customers include managed care companies, employers, state and local governments and others seeking to optimize employee pharmacy benefits. While this is a competitive business, we believe that the demand characteristics are likely to remain positive for the long-term.

Hexcel is a leading manufacturer of composite materials for use in aviation and wind energy applications. The company is operating in a capacity constrained environment in which end-user demand is likely to remain strong for at least the next five years. Composite materials are here to stay due to their low weight and high tensile characteristics so we think this is a long-term winner. Recently, the stock has been hammered due to the potentially negative earnings impact of the strike at Boeing. While Boeing is an important customer for Hexcel, the company accounts for only 20% of total sales. Further, we expect the strike to be temporary.

Tesco Corporation is an oil service company with an important technology edge through its proprietary casing services business. The company’s casing services technology enables drillers to drill and set drill pipe simultaneously which prevents cave-ins of the bore-hole, among other benefits. The ROI of this technology is out of sight, suggesting to us the potential for broad-based adoption. We also think that the company would make an excellent addition to any one of the major oil service firms such as Schlumberger, who could leverage the technology more quickly over a broader relationship base.

Lastly, XTO Energy is a very high quality oil and gas producer. The stock was a strong performer in 2007 but has more recently been caught in the overall energy sector meltdown precipitated by falling oil and natural gas prices. It’s a source of cash due to its larger-than-benchmark market capitalization but still has great growth prospects and good performance potential.

Manager’s Discussion and Outlook

The past six months have been characterized by unprecedented volatility in both the equity and credit markets. What began in late 2006 as dislocation tied to deterioration in sub-prime mortgage assets has blossomed into a full-blown crisis of confidence that has precipitated nothing less than a complete restructuring of the financial services sector.

Indeed, since March, nine of the most important financial intermediaries in the world have either failed or sought protection with larger partners.

Monetary authorities have appropriately focused on developing strategies designed to ensure the viability of systemically important institutions; commitments in excess of $3.0 trillion worldwide have tied central and commercial banks more closely than ever. As a result, credit markets have begun to look more constructive and investors initially cheered these initiatives.

However, investor attention has now shifted to what we believe will be fairly significant damage to the real economy arising from the shock of the recent liquidity freeze. Consumers and businesses are likely to remain cautious for at least the near-term. We won’t get a clear read on the eventual impact on corporate profits until Q4 results are reported in early February.

That said, the market is down roughly 50% from its October, 2007 high. Over the past eighty years, only the Great Depression produced a peak-to-trough decline in value that exceeds what has unfolded over the past twelve months. From a corporate profitability standpoint, the average decline in corporate earnings over the past eight recessions has been around 5% - 10%. Today, expected earnings for the S&P 500 stand at around $90, implying a price-earnings ratio of less than 9 times. Assuming even a 30% decline in corporate profits would produce earnings of around $65. At 869, the S&P is trading at just 12.5 times the downside case for CY 2009. In the context of 4% long-term treasuries, an earnings yield of 8% is attractive, in our view.

The market’s decline has put some of the greatest growth stories in America on sale and we have added selectively to names that we believe have the potential to sustain growth over an extended period.

While the road ahead may be uneven, we believe our time-tested strategy of deep research, supported by a hundred years of collective investment experience and our diverse network of venture, private equity, industry and Wall Street relationships, will enable us to successfully identify great companies whose true potential is under-appreciated by the broader market.

Performance assumes reinvestment of all distributions. Investment return and principal value of this fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less that their original cost. Performance figures are for the I class of shares and are net of a maximum 1.00% expense ratio. The Fund also offers Class R shares that have different expense levels, which may affect performance.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Please review the Fund's prospectus for more detail. A Fund's performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call toll-free 1-877-824-3406.

An investor should consider the Fund's investment objective, risks, charges, and expenses carefully before investing.

This and other information about the Fund is contained in the Fund's prospectus, which can be obtained by calling 1-877-824-3406. Please read the prospectus carefully before investing.

The Fund is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC.

Roanoke Small-Cap Growth Fund

Schedule of Investments (Unaudited)
September 30, 2008
	Shares	Market Value
COMMON STOCK - 98.74%
Application Software - 2.04%
Verint Systems, Inc.*	17,500	$ 291,375

Commercial Services - 13.09%
Geo Group, Inc.*	27,900	563,859
Heartland Payment Systems, Inc.	24,300	621,108
Parexel International Corp.*	23,900	684,974
		1,869,941
Communications Software - 1.43%
Avid Technology, Inc.*	8,500	204,510

Computers - 0.92%
Rainmaker Systems, Inc.*	58,700	132,075

Electronics - 4.44%
Daktronics, Inc.	27,000	449,820
Orbotech, Ltd.*	23,100	184,569
		634,389
Energy - 0.63%
Environmental Power Corp.*	41,150	90,530

Engineering & Construction - 2.10%
Perini Corp.*	11,633	300,015

Entertainment Software - 6.91%
Activision, Inc.*	46,800	722,124
THQ, Inc.*	22,000	264,880
		987,004
Healthcare Devices - 13.99%
Gen-Probe, Inc.*	9,400	498,670
Nuvasive, Inc.*	13,000	641,290
Orthofix International NV*	11,570	215,549
PSS World Medical, Inc.*	33,000	643,500
		1,999,009

The accompanying notes are an integral part of these financial statements.

Roanoke Small-Cap Growth Fund

Schedule of Investments (Unaudited) (Continued)
September 30, 2008
	Shares	Market Value
Healthcare Services - 1.58%
Healthways, Inc.*	14,000	$ 225,820

Insurance - 3.03%
Brown & Brown, Inc.	20,000	432,400

Internet - 1.10%
Constant Contact, Inc.*	9,200	157,044

Medical Information System - 4.24%
Phase Forward, Inc.*	29,000	606,390

Miscellaneous Manufacturing - 4.06%
Hexcel Corp.*	42,400	580,456

Oil & Gas - 13.13%
Newfield Exploration Co.*	11,250	359,887
Tesco Corp.*	30,500	638,670
XTO Energy, Inc.	18,873	877,972
		1,876,529
Pharmaceuticals - 7.56%
BioScrip, Inc.*	112,500	335,250
Healthextras, Inc.*	28,500	744,420
		1,079,670
Retail - Apparel - 2.50%
J Crew Group, Inc.*	12,500	357,125

Retail - Sporting Goods - 2.52%
Zumiez, Inc.*	21,800	359,264

Semiconductors - 6.33%
ATMI, Inc.*	20,800	373,984
AXT, Inc.*	37,000	69,560
Mattson Technology, Inc.*	56,500	267,245
O2Micro International Ltd.- ADR*	53,200	193,116
		903,905

The accompanying notes are an integral part of these financial statements.

Roanoke Small-Cap Growth Fund

Schedule of Investments (Unaudited) (Continued)
September 30, 2008
	Shares	Market Value
Telecommunication - 3.97%
Arris Group, Inc.*	34,900	$ 269,777
Globecomm Systems, Inc.*	34,000	297,160
		566,937
Transactional Software - 3.17%
Bottomline Technologies, Inc.*	43,500	452,400

TOTAL COMMON STOCK
(Cost - $13,565,044)		14,106,788

SHORT TERM INVESTMENTS - 1.55%
Dreyfus International RS Money, 2.50%+	221,548	221,548
TOTAL SHORT TERM INVESTMENTS
(Cost - $221,548)		221,548

Total Investments - 100.29%
(Cost - $13,786,592)		14,328,336
Liabilities in excess of other assets - (0.29)%		(41,167)
NET ASSETS - 100.00%		$ 14,287,169

___________
*Non-income producing security
+Reflects yield at September 30, 2008
ADR- American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Roanoke Small-Cap Growth Fund

Statement of Assets and Liabilities (Unaudited)
September 30, 2008

Assets:
Investments in Securities at Market Value (identified cost $13,786,592)	$ 14,328,336
Dividends and Interest Receivable	3,285
Prepaid Expenses and Other Assets	2,774
Total Assets	14,334,395

Liabilities:
Payable for Fund Shares Redeemed	13,778
Accrued Advisory Fees	1,427
Accrued Distribution Fees	2,541
Accrued Administration Fees	3,388
Accrued Fund Accounting Fees	2,186
Accrued Transfer Agency Fees	3,416
Accrued Custody Fees	5,175
Other Accrued Expenses and Liabilities	15,315
Total Liabilities	47,226

Net Assets	$ 14,287,169

Composition of Net Assets:
At September 30, 2008, Net Assets consisted of:
Paid-in-Capital	$ 26,684,086
Accumulated Net Investment Loss	$ (105,569)
Accumulated Net Realized Loss From Security Transactions	(12,833,092)
Net Unrealized Appreciation on Investments	541,744
Net Assets	$ 14,287,169

Net Asset Value Per Share
Class R Shares:
Net Assets	$ 10,443,191
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	311,763
Net Asset Value; Offering and Redemption Price per Share*	$ 33.50

Class I Shares:
Net Assets	$ 3,843,978
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	180,009
Net Asset Value; Offering and Redemption Price per Share*	$ 21.35
__________
*The Fund may charge a 2.00% fee on redemptions of shares held for 15 days or less.

The accompanying notes are an integral part of these financial statements.

Roanoke Small-Cap Growth Fund

Statement of Operations (Unaudited)
For the Six Months Ended September 30, 2008

Investment Income:
Dividend Income	$ 16,009
Interest Income	4,101
Total Investment Income	20,110

Expenses (Note 2):
Investment Advisory Fees (Note 3)	89,781
Administration Fees	20,055
Distribution Fees (Class R)	16,462
Fund Accounting Fees	13,286
Transfer Agent Fees	12,443
Registration & Filing Fees	11,536
Printing Expense	11,268
Audit Fees	6,782
Chief Compliance Officer Fees	5,014
Trustees' Fees	5,003
Legal Fees	4,521
Custody Fees	4,105
Miscellaneous Expenses	1,003
Insurance Expense	1,001
Total Expenses	202,260
Less: Expenses Reimbursed by Adviser (Note 3)	(76,581)
Net Expenses	125,679
Net Investment Loss	(105,569)

Net Realized and Unrealized Loss on Investments:
Net Realized Loss on Investments	(88,367)
Net Change in Unrealized Depreciation on Investments	(2,838,379)
Net Realized and Unrealized Loss on Investments	(2,926,746)

Net Decrease in Net Assets Resulting From Operations	$ (3,032,315)

The accompanying notes are an integral part of these financial statements.

Roanoke Small-Cap Growth Fund

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	September 30, 2008	March 31, 2008
	(Unaudited)
Operations:
Net Investment Loss	$ (105,569)	$ (345,058)
Net Realized Gain (Loss) on Investments	(88,367)	4,506,025
Net Change in Unrealized Depreciation
on Investments	(2,838,379)	(5,436,876)
Net Decrease in Net Assets
Resulting From Operations	(3,032,315)	(1,275,909)

Capital Share Transactions (Note 5):
Proceeds from Shares Issued	329,736	1,757,777
Cost of Shares Redeemed (net of $0 and $43 in
redemption fees, respectively)	(1,905,350)	(17,169,456)
Total Capital Share Transactions	(1,575,614)	(15,411,679)

Total Decrease in Net Assets	(4,607,929)	(16,687,588)

Net Assets:
Beginning of Period	18,895,098	35,582,686
End of Period	$ 14,287,169	$ 18,895,098

*Includes Undistributed Net Investment Loss of:	$ (105,569)	$ -

The accompanying notes are an integral part of these financial statements.

Roanoke Small-Cap Growth Fund

Financial Highlights
The table below sets forth financial data for one share of capital stock outstanding throughout the period presented. (a)

	Class R
	Six Months	Year	Year	Year	Period	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	Sept. 30,	Mar. 31,	Mar. 31,	Mar. 31,	Mar. 31,	May 31,	May 31,
	2008	2008	2007	2006	2005*	2004	2003
	(Unaudited)
Net Asset Value, Beginning of Period	$ 40.51	$ 44.91	$ 45.57	$ 35.58	$ 34.45	$ 26.46	$ 30.85
Income from operations:
Net investment loss	(0.20)	(0.66)	(0.62)	(0.59)	(0.53)	(0.51)	(0.37)
Net gain (loss) from securities
(both realized and unrealized)	(6.81)	(3.74)	(0.04)	10.58	1.66	8.50	(4.02)
Total from operations	(7.01)	(4.40)	(0.66)	9.99	1.13	7.99	(4.39)
Net Asset Value, End of Period	$ 33.50	$ 40.51	$ 44.91	$ 45.57	$ 35.58	$ 34.45	$ 26.46

Total Return (b)	(17.31)%	(9.80)%	(1.45)%	28.08%	3.28%	30.20%	(14.23)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 10,443	$ 14,047	$ 25,833	$ 32,129	$ 32,770	$ 47,449	$ 39,980
Ratio of expenses to
average net assets,
before reimbursement (c)	2.32%	1.92%	1.56%	1.55%	1.55%	1.55%	1.55%
net of reimbursement (c)	1.55%	1.55%	1.56%	1.55%	1.55%	1.55%	1.55%
Ratio of net investment loss to
average net assets (c)	(1.33)%	(1.39)%	(1.48)%	(1.49)%	(1.49)%	(1.50)%	(1.47)%
Portfolio turnover rate	24%	25%	17%	15%	10%	24%	14%

__________
*For the period from June 1, 2004 to March 31, 2005.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(c) Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

Roanoke Small-Cap Growth Fund

Financial Highlights
The table below sets forth financial data for one share of capital stock outstanding throughout the period presented. (a)

	Class I
	Six Months	Year	Year	Year	Period	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	Sept. 30,	Mar. 31,	Mar. 31,	Mar. 31,	Mar. 31,	May 31,	May 31,
	2008	2008	2007	2006	2005*	2004	2003
	(Unaudited)
Net Asset Value, Beginning of Period	$ 25.76	$ 28.59	$ 28.84	$ 22.40	$ 21.62	$ 16.51	$ 19.14
Income from operations:
Net investment loss	(0.08)	(0.25)	(0.25)	(0.24)	(0.24)	(0.20)	(0.13)
Net gain (loss) from securities
(both realized and unrealized)	(4.33)	(2.58)	-	6.68	1.02	5.31	(2.50)
Total from operations	(4.41)	(2.83)	(0.25)	6.44	0.78	5.11	(2.63)
Net Asset Value, End of Period	$ 21.35	$ 25.76	$ 28.59	$ 28.84	$ 22.40	$ 21.62	$ 16.51

Total Return (b)	(17.12)%	(9.90)%	(0.87)%	28.75%	3.61%	30.95%	(13.74)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 3,844	$ 4,848	$ 9,750	$ 18,905	$ 16,743	$ 20,960	$ 15,416
Ratio of expenses to
average net assets,
before reimbursement (c)	2.07%	1.52%	1.01%	1.00%	1.00%	1.00%	1.00%
net of reimbursement (c)	1.00%	1.00%	1.01%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment loss to
average net assets (c)	(0.78)%	(0.85)%	(0.93)%	(0.94)%	(0.93)%	(0.95)%	(0.92)%
Portfolio turnover rate	24%	25%	17%	15%	10%	24%	14%

__________
*For the period from June 1, 2004 to March 31, 2005.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(c) Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

Roanoke Small-Cap Growth Fund

Notes to Financial Statements (Unaudited)

September 30, 2008

1.

ORGANIZATION

Roanoke Small-Cap Growth Fund (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005.  The Fund was organized on March 30, 2007 to acquire all the assets of the Hallmark Small-Cap Growth Fund, a series of Hallmark Equity Series Trust, a Delaware statutory trust (the “Predecessor Fund”), in a tax-free reorganization, effective August 1, 2007 (the “Reorganization”).  The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, open-end management investment company.  The Fund has a primary investment objective of capital appreciation through investment in a portfolio of primarily small capitalization companies.  The Fund issues two classes of shares designated as Class R and Class I. Each class represents an interest in the same assets of the Fund with the only difference being that Class R shares are subject to an ongoing distribution charge of 0.25%.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period.  Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.

Security Valuation – The Fund’s securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Exchange trades options, futures and options on futures are valued at the settlement price determined by the exchange.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”) in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Trust adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective April 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.  FAS 157 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each fund's investments relating to FAS 157.

These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2008 in valuing the fund's investments carried at fair value.

Valuation Inputs	Investments in Securities ($)	Other Financial Instruments* ($)
Level 1– Quoted Prices	14,106,788	-
Level 2– Other Significant Observable Inputs	221,548	-
Level 3– Significant Unobservable Inputs	-	-
Total	14,328,336	-

*Other financial instruments include derivative instruments such as futures, forward currency exchange contracts and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Effective August 1, 2007, the Fund began accruing for all operating expenses.  Prior to such time, the Predecessor Fund’s investment adviser was responsible for payment of such expenses for which it received a comprehensive management fee.  Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

Effective September 30, 2007, the Fund adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  Management reviewed the tax positions in open tax years 2005 through 2008 and determined that the implementation of FIN 48 had no impact on the Fund’s net assets or results of operations.  As of and during the period ended September 30, 2008, the Fund did not have a liability for unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations.  During the period, the Fund did not incur any interest or penalties.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date.  The Fund will declare and pay net realized capital gains, if any, annually.  The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Concentration of Risk – Small capitalization (“small-cap”) companies may be more vulnerable than larger capitalization companies to adverse business or economic developments.  Small-cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group.  Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that has not yet occurred.  However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”),  investment advisory services are provided to the Fund by Roanoke Asset Management Corp. (the “Adviser”). Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.00% of the average daily net assets of the Fund.  For the six month period ended September 30, 2008, the Adviser earned $89,781 in advisory fees.

The Adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until July 31, 2010, to ensure that the Net Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred load, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses such as dividend expense on securities sold short and expenses of other investment companies in which the Fund invests, or extraordinary costs such as litigation) will not exceed 1.00% for Class I shares and 1.55% for Class R shares.  Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. During the six month period ended September 30, 2008, the Adviser waived fees and reimbursed expenses of $76,581.  As of September 30, 2008, cumulative expenses subject to recapture by the Adviser amounted to $188,934, and will expire on March 31, 2011.

The Fund has entered into separate servicing agreements with GFS, whereby GFS will provide administrative, fund accounting, transfer agency and custody administration services to the Fund.  Agreements are as follows:

Administration - The Fund pays GFS a basis point fee in decreasing amounts as Fund assets reach certain breakpoints.  The Fund also pays GFS for any out-of-pocket expenses.   Fees are billed monthly and are the greater of the annual minimum or the basis point fees.  The annual minimum is $40,000 and the basis point fees are:

10 basis points or 0.10% per annum on the first $100 million in net assets

  8 basis points or 0.08% per annum on the next $150 million in net assets

  6 basis points or 0.06% per annum on net assets greater than $250 million

Fund Accounting - Total charges for fund accounting services include fees and out-of-pocket expenses. The Fund pays GFS a base annual fee of $24,000 plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

2 basis points or 0.02% on net assets of $25 million to $100 million

1 basis point or 0.01% on net assets greater than $100 million

Transfer Agent - For the services rendered by GFS, in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges.   The Fees are billed monthly as follows:

The greater of the annual minimum or per account charges.   The annual minimum is $15,000 and the per account charge is $14.00 for open accounts and $2.00 for closed accounts.

The expenses incurred by the Fund for the above mentioned services provided by GFS for the six months ended September 30, 2008 are disclosed in the Statement of Operations.

Custody Administration – Pursuant to the terms of the Fund’s Custody Agreement with The Bank of New York, GFS provides custody administration services to the Fund for which it receives a monthly fee paid from the Fund based on the following annual basis points:

 ¾ of one basis point or 0.0075% per annum on the first $100 million market value

 ½ of one basis point or 0.005% per annum on the next $400 million in market value

 ¾ of one basis point or 0.0075% per annum on market value in excess of $500 million

The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Agreement. For the six months ended September 30, 2008, GFS received $1,084 for providing such services.

A Trustee and certain officers of the Fund are also officers of GFS and are not paid any fees directly by the Fund for serving in such capacities.  In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee of $10,000, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the six months ended September 30, 2008, the Fund incurred expenses of $5,014 for compliance services pursuant to the Trust’s Agreement with NLCS.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  For the six months ended September 30, 2008, GemCom received $3,272 for providing such services.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Under the Plan, the Fund may pay 0.25% per year of its average daily net assets attributable to Class R shares of the Fund for such distribution and shareholder service activities.  For the six months ended September 30, 2008, the Fund incurred distribution fees of $16,462.

Trustees – The Fund pays each Trustee who is not affiliated with the Trust or Adviser a pro rata share of the total fee of $7,500 per quarter as well as reimbursement for any reasonable expenses incurred when attending the meetings. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

4.

INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the six months ended September 30, 2008, amounted to $1,226,046 and $2,929,223, respectively.  The cost basis of securities for financial reporting purposes was $13,786,592.  Gross unrealized appreciation and depreciation on investments as of September 30, 2008 aggregated $3,900,322 and $3,358,578, respectively.

5.

CAPITAL SHARE TRANSACTIONS

The following is a summary of shareholders transactions for each class:

Class R Shares:	Six Months Ended September 30, 2008		Year Ended March 31, 2008
	Shares	Dollars	Shares	Dollars

Shares sold	1,310	$ 51,929	17,502	$ 825,398
Shares redeemed (net of $0 and 43
redemption fees)	(36,275)	(1,442,160)	(245,927)	(11,525,400)
Net decrease	(34,965)	$ (1,390,231)	(228,425)	$ (10,700,002)

Class I Shares:	Six Months Ended September 30, 2008		Year Ended March 31, 2008
	Shares	Dollars	Shares	Dollars

Shares sold	10,774	$ 277,807	32,588	$ 932,379
Shares redeemed	(18,949)	(463,190)	(185,478)	(5,644,056)
Net decrease	(8,175)	$ (185,383)	(152,890)	$ (4,711,677)

6.

TAX INFORMATION

In accordance with industry practice, the Fund has recorded a reclassification in the capital accounts. As of March 31, 2008, the Fund recorded permanent book/tax differences of $345,058 from undistributed net investment loss to paid-in-capital.  This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income on a tax basis which is considered to be more informative to shareholders.

At March 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed Ordinary Income	Capital Loss Carryforward	Post October Losses	Unrealized Appreciation
$ ―	$(12,623,709)	$(121,016)	$3,380,123

Capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer $121,016 of such capital losses.

At March 31, 2008, the Fund had capital loss carry forwards as follows:

Expires	Amount
3/31/2010	$ 624,773
3/31/2011	9,361,824
3/31/2012	1,873,061
3/31/2013	764,051
Total	$12,623,709

For the six months ended September 30, 2008 and year ended March 31, 2008, the Fund did not declare any dividends.

7.

CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the Act. As of September 30, 2008, Charles Schwab & Co., Inc. held approximately 33% and 37% of the voting securities of Class R and Class I shares, respectively, for the benefit of others.

Roanoke Small-Cap Growth Fund

Shareholder Expenses (Unaudited)

As a shareholder of the Fund you incur ongoing costs, including management fees and other Fund operating expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first section of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (4/1/08)	Ending Account Value (9/30/08)	Expenses Paid During the Period (4/1/08 to 9/30/08)
Actual
Class R	$1,000.00	$ 826.95	$7.10
Class I	$1,000.00	$ 828.81	$4.58
Hypothetical (5% return before expenses)
Class R	$1,000.00	$1,017.30	$7.84
Class I	$1,000.00	$1,020.05	$5.06

 *Expenses Paid During Period are equal to Class R and Class I annualized expense ratios of 1.55%  and 1.00%, respectively, multiplied by the average account value over the period, multiplied by 183 days, and divided by 365 (to reflect the number of days in the period).

Roanoke Small-Cap Growth Fund

Additional Information (Unaudited)

Portfolio Holdings by Industry As of September 30, 2008	% of Net Assets		% of Net Assets
Common Stocks	98.74	Insurance	3.03
Healthcare Devices	13.99	Retail- Sporting Goods	2.52
Oil & Gas	13.13	Retail- Apparel	2.50
Commercial Services	13.09	Engineering & Construction	2.10
Pharmaceuticals	7.56	Application Software	2.04
Entertainment Software	6.91	Healthcare Services	1.58
Semiconductors	6.33	Communications Software	1.43
Electronics	4.44	Internet	1.10
Medical Information Systems	4.24	Computers	0.92
Miscellaneous Manufacturing	4.06	Energy	0.63
Telecommunications	3.97	Short-Term Investments	1.55
Transactional Software	3.17	Liabilities in Excess of Other Assets	(0.29)

                                                                            Total Net Assets

                                                             100.00

How to Obtain Proxy Voting Information

Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, as well as a description of the policies and procedures that the Fund use to determine how to vote proxies, is available without charge, upon request, by calling 1-877-824-3406 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.   The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-877-824-3406.

ROANOKE SMALL-CAP GROWTH FUND

Adviser	Roanoke Asset Management Corp. 529 Fifth Avenue New York, NY 10017
Distributor	Northern Lights Distributors, LLC 4020 South 147th Street Omaha, Nebraska 68137
Legal Counsel	Thompson Hine LLP 312 Walnut Street, 14th Floor Cincinnati, Ohio 45202-4089
Transfer Agent	Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137
Custodian	The Bank of New York One Wall Street New York, NY 10286

Roanoke Small-Cap Growth Fund

4020 South 147th St. • Suite 2 • Omaha, NE 68137

1-877-824-3406

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

12/9/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

12/9/08

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

12/9/08